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                                  EXHIBIT 99.5
                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350.
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report of 1st Realty Investments, Inc. (the "Company") on Form 10-KSB for the period ending August 31, 2002, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, William Szilagyi, Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

                                         /s/ William Szilagyi
                                         --------------------
                                         William Szilagyi
                                         President
                                         Principal Financial Officer
                                         November 14, 2002

This certification is made solely for purpose of 18 U.S.C. Section 1350, subject to the knowledge standard contained therein, and not for any other purpose.

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